Exhibit 10.16

                              ACG HOLDINGS, INC.
                           COMMON STOCK OPTION PLAN

               Section 1. Purpose. The ACG Holdings, Inc. Common Stock Option Plan (the "Common Plan") is intended to provide an incentive to certain officers and key employees of ACG Holdings, Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as defined in Section 2) to remain in the employ of the Company and its Subsidiaries and to increase their interest in the success of the Company through the grant of nonqualified stock options
(the "Options") to purchase shares of Common Stock, par value $0.01, of the Company (the "Common Stock"). Options granted under the Common Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

               Section 2. Definitions. As used in the Common Plan, the following terms shall be defined as follows:

               "Adjusted Purchase Price" means, with respect to any Option Shares, the Option Price in respect of such shares plus interest, compounded annually, from the date on which such Option Price was paid to the date of termination of the Participant's employment, at a rate equal to the T-Bill Rate plus 50 basis points per annum.

               "Affiliate" has the meaning assigned to such term in the Stockholders' Agreement.

               "Agreement" has the meaning assigned to such term in Section 6.

               "Applicable Value" as of any date of determination means (i) if the Company is a Public Company, Public Value and (ii) if the Company is not a Public Company, Fair Market Value.

               "beneficial owner" or "beneficially own" has the meaning assigned to such term in Rule 13d-3 under the 1934 Act.

               "Beneficiary" or "Beneficiaries" shall be defined as the person or persons designated by the Participant pursuant to the provisions of the applicable Agreement to receive payments pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by the Participant or if no Beneficiary is living at the time a payment is due pursuant to such Agreement, payments shall be made to the estate of the Participant. The Agreement shall provide the Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee.

               "Board of Directors" means the Board of Directors of the Company.

               "Call Right" means the right of the Company, exercisable in accordance with Section 9, (i) to cause a Participant or any Permitted Transferee of such Participant to surrender for cancellation unexercised Vested Options granted to such Participant pursuant to the Common Plan and (ii) to repurchase, and to cause a Participant or any Permitted Transferee of such Participant to sell, Option Shares beneficially owned by the Participant or any such Permitted Transferee, in each case on the terms and conditions specified in Sections 9 and 10.

               Termination for "Cause" means a termination of the Participant's employment with the Company or one of its Subsidiaries (a) for "cause" as defined in an employment agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment agreement that defines "cause", because of: (i) any act or omission that constitutes a material breach by the Participant of any of his obligations under his employment agreement with the Company or one of its Subsidiaries or the applicable Agreement; (ii) the continued failure or refusal of the Participant to substantially perform the duties reasonably required of him as an employee of the Company or one of its Subsidiaries; (iii) any willful and material violation by the Participant of any Federal or state law or regulation applicable to the business of the Company or one of its Subsidiaries, or the Participant's conviction of a felony, or any willful perpetration by the Participant of a common law fraud; or (iv) any other willful misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries or Affiliates.

               "Commission" means the Securities and Exchange Commission.

               "Committee" has the meaning assigned to such term in Section 3.

               "Date of Grant" means the date on which Options are granted to a Participant hereunder, as set forth on the applicable Agreement.

               "Effective Time" means January 16, 1998.

               "Eligible Persons" means officers and other key employees of the Company and its Subsidiaries.

               "Encumbrances" means any lien, security interest, pledge, claim, option, right of first refusal, marital right or other encumbrance with respect to any Option or Option Share.

               "Fair Market Value" means the value of a share of Common Stock as determined in good faith by the Board of Directors or, under the circumstances described in Section 9(b), as determined in a written report to the Company by an independent appraisal or investment banking firm selected by the Board of Directors. For purposes of the definition of "Fair Market Value", the value to be determined by the Board of Directors or such appraisal or investment banking firm shall be the price per share at which a share of Common Stock would trade on a national securities exchange, NASDAQ or a similar market, assuming full liquidity and the absence of any "takeover" or "change in control" premium.

               "Good Reason" means, with respect to any Participant, (a) "good reason" as defined in an employment agreement applicable to such Participant, or (b) in the case of a Participant who does not have an employment agreement that defines "good reason", (i) an unscheduled decrease in the Participant's base rate of compensation or a failure by the Company or any Subsidiary to pay material compensation due and payable to the Participant in connection with his employment; (ii) a material diminution of the responsibilities or title of the Participant with the Company or any Subsidiary; or (iii) the Company's or any Subsidiary's requiring the Participant to be based at any office or location more than 50 miles from his principal employment location as of the Effective Time.

               "Legended Certificate" means a certificate evidencing the number of shares of Common Stock issued upon the exercise of an Option and imprinted with a legend to indicate that (a) such shares are subject to the restrictions on transfer set forth in the applicable Agreement and in the Stockholders' Agreement and (b) if the offer and sale of such shares have not been registered under the 1933 Act, such shares may be sold only pursuant to a registration statement under the 1933 Act or an exemption from registration under the 1933 Act that the Company has determined is available for such sale.

               "NASDAQ" means the National Automated Securities Dealers' Automated Quotation System.

               "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

               "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

               "Option Price" means, with respect to any Option, the exercise price per share of Common Stock, as determined at the time of grant by the Committee in its sole discretion and as set forth in the applicable Agreement.

               "Option Shares" means the shares of Common Stock acquired by a Participant upon exercise of an Option.

               "Participant" means any Eligible Person who has entered into an Agreement.

               "Permanent Disability" means a physical or mental disability or infirmity of the Participant that prevents the normal performance of substantially all his duties as an employee of the Company or any Subsidiary, which disability or infirmity shall exist for any continuous period of 180 days or for 180 days within any twelve month period.

               "Permitted Transferee" (i) with respect to any Option Share, has the meaning assigned to such term in the Stockholders' Agreement and (ii) with respect to any Option, means any person or entity (other than the Company) to whom an Option has been transferred in accordance with Section 7.

               The Company shall be deemed to be a "Public Company" if, as of any date of determination, the aggregate number of shares of Common Stock that shall have been sold in Public Offerings shall equal not less than 25% of the then outstanding shares of Common Stock (as determined on a fully diluted basis).

               "Public Offering" means an underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the 1933 Act.

               The "Public Value" of a share of Common Stock on a given date shall be the average closing price of a share of Common Stock on such national securities exchange as may be designated by the Board of Directors, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, the average closing bid price per share of Common Stock on such automated quotation system (the "Average Closing Price"), in either case for the 30-day period ending on such date. The Average Closing Price of a share of Common Stock shall be determined by dividing (i) by (ii), where (i) shall equal the sum of the closing prices for the Common Stock on each day that the Common Stock was traded and a closing price was reported on such national securities exchange or such automated quotation system, as the case may be, during the 30-day period, and (ii) shall equal the number of days on which the Common Stock was traded and a closing price was reported on such national securities exchange or such automated quotation system, as the case may be, during the 30-day period.

               "Retirement" means resignation or voluntary termination of employment after attainment of an age required for payment of an immediate pension pursuant to the terms of any qualified retirement plan maintained by the Company or any of its Subsidiaries in which the Participant participates; provided, however, that no resignation or termination prior to a Participant's sixty-fifth birthday shall be deemed a Retirement unless the Committee so determines in its sole discretion.

               "Stockholders' Agreement" means the Amended and Restated Stockholders' Agreement, dated as of August 14, 1995 among the Company and each of the other parties signatory thereto, and as it may hereafter be amended.

               "Subsidiary" means any corporation if 50% or more of the total combined voting power of all classes of stock is owned, either directly or indirectly, by the Company or another Subsidiary.

               "T-Bill Rate" means, with respect to any period during which interest shall accrue at such rate hereunder, the arithmetic average of all the yields, as reported in The Wall Street Journal, at which one-year U.S. Treasury bills were auctioned during such period.

               "Vested Options" means, as of any date, Options which have vested in accordance with Section 8(a)(i) or 8(a)(ii).

               Section 3.  Administration of the Common Plan.

           (a) Members of the Committee. The Common Plan shall be administered, and Options shall be granted hereunder, by the Board of Directors or such committee thereof as the Board of Directors may designate. As used herein, "Committee" shall mean any committee of the Board of Directors designated pursuant to the previous sentence or, if no such committee is so designated, shall mean the Board of Directors. Notwithstanding the foregoing, following the first registration of any equity security of the Company pursuant to Section 12 of the 1934 Act, the composition of the Committee shall be adjusted to the extent required in order for the Company to rely on the exemptive relief provided under Rule 16b-3, as it may be amended from time to time, promulgated pursuant to Section 16 of the 1934 Act.

           (b) Authority of the Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Common Plan. All questions of interpretation, administration and application of the Common Plan shall be determined in good faith by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Common Plan.

               Section 4.  Number of Shares Issued in Connection with Option
Grants.   The maximum aggregate number of shares of Common Stock that may be issued under the Common Plan is thirty six thousand nine hundred thirty nine (36,939), subject to adjustment as provided in Section 11. If any Option expires or has been surrendered without being exercised in full, the shares of Common Stock as to which such Option has not been exercised may again be available for issuance in connection with future grants of Options.

               Section 5. Eligible Persons. Options may be granted only to Eligible Persons. The Committee shall have the authority to select the individual Participants from among such class of Eligible Persons to whom Options may be granted and to determine the number of Options to be granted to each Participant.

               Section 6. Agreement. The terms and conditions of each Option shall be embodied in a written agreement (the "Agreement") in a form approved by the Committee which shall contain terms and conditions not inconsistent with the Common Plan and which shall incorporate the Common Plan by reference.
Each Agreement shall: (a) state the Date of Grant, the number of Options being granted pursuant to such Agreement, and the applicable Option Price or Option Prices; (b) specify the applicable vesting schedule and the effective term of the Option; (c) be signed by the recipient of the Option and a person designated by the Committee; and (d) be delivered to the recipient of the Option.

               Section 7. Stockholders' Agreement; Restrictions on Transfer. Each Participant shall, as a condition to the effective grant of any Option hereunder, execute an agreement, in form and substance satisfactory to the Company, pursuant to which he shall become a party to the Stockholders' Agreement. None of the Option Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of to any third party other than the Company except as provided in the Stockholders' Agreement. None of the Options may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of, except by will or the laws of descent and distribution. Each Permitted Transferee (other than the Company) of any Option or Option Share shall, as a condition to the transfer thereof, execute an agreement, in form and substance satisfactory to the Company, pursuant to which it shall become a party to the Stockholder's Agreement and the Agreement applicable to the transferor.

               Section 8.  Options.

           (a) Terms of Options Generally. Options may be granted to any Eligible Person. Each Option shall entitle the Participant to whom such Option was granted to purchase, upon payment of the relevant Option Price, one share of Common Stock. Payment of the Option Price shall be made in cash, or, in the sole discretion of the Board of Directors and to the extent provided in the applicable Agreement, in shares of Common Stock already owned by the Participant, in other property acceptable to the Board of Directors or in any combination of cash, shares of Common Stock or other property. Options granted under the Common Plan shall comply with the following terms and conditions:
                 (i) Vesting. Except as vesting may be accelerated pursuant to the terms of the Common Plan or the applicable Agreement, each Option shall vest in accordance with a schedule to be set forth in the applicable Agreement.

                (ii) Acceleration of Vesting. In the event of a termination of a Participant's employment by reason of death or Permanent Disability, such Participant's Options shall become 50% vested if such Options were less than 50% vested at the time of such termination. All Options shall immediately vest upon (A) the closing of a sale of Common Stock pursuant to Section 3.08 of the Stockholders' Agreement (and Participants shall be considered to be "Other Stockholders" for purposes of such Section 3.08) and (B) a sale by the Company of all or substantially all of its assets to a third party that is not an Affiliate of the Company.

               (iii) Duration of Options. Each Option shall be effective for such term as shall be determined by the Board of Directors and set forth in the applicable Agreement; provided, however, that the term of any Option shall not exceed 10 years from the Date of Grant.

                (iv) Exercise Following Termination of Employment. Upon termination of a Participant's employment with the Company or any of its Subsidiaries (including upon the Participant's death, Permanent Disability or Retirement, but not including a termination, on or prior to December 31, 2001, of such Participant's employment by the Company or any of its Subsidiaries for Cause or by the Participant other than for Good Reason), the Participant (or, in the case of the Participant's death, his Beneficiary) may exercise any Vested Option, subject to Section 8(b), at any time until the earlier of (A) 60 days following the date of such termination of employment (or, if a Vested Option may not be exercised on the date of such termination of employment because the conditions to exercise set forth in Section 8(b) are not satisfied, 60 days following the date on which the Company notifies the Participant that one such condition has been satisfied and that the Option may be exercised), and (B) exercise by the Company of its Call Right under Section 9, but in no event after the expiration of the Option under the provisions of clause 8(a)(iii) above. Upon the expiration of such period or exercise of such Call Right, any such Vested Option not theretofore exercised shall be canceled, and the shares of Common Stock that had been subject thereto shall again be available for grants of further Options under the Common Plan.

                 (v) Certain Restrictions. Options granted hereunder shall be exercisable during the Participant's lifetime only by the Participant.

                (vi) Stockholder Rights. A Participant shall have no rights as a stockholder with respect to any Option Shares until a certificate or certificates evidencing such shares shall have been issued to such Participant, and, except as provided in Section 11, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof.

               (vii) Dividends and Distributions. Any shares of Common Stock or other securities of the Company received by a Participant as a result of a stock distribution to holders of Option Shares or as a stock dividend on Option Shares shall be subject to the same restrictions as such Option Shares, and all references to Option Shares hereunder shall be deemed to include such shares of Common Stock or other securities.

              (viii) Additional Terms and Conditions. Each Option granted hereunder, and any shares of Common Stock issued in connection with such Option, shall be subject to such additional terms and conditions not inconsistent with the Common Plan which are prescribed by the Board of Directors and set forth in the applicable Agreement.

                   (b) Limitation on Exercise. An Option shall not be exercisable unless the offer and sale of the shares of Common Stock subject to the Option have been registered under the 1933 Act and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration under the 1933 Act and from qualification under such state "blue sky" laws is available.

                   (c) Issuance of Certificate. As soon as practicable following the exercise of any Options, a Legended Certificate evidencing the number of shares of Common Stock issued in connection with such exercise shall be issued in the name of the Participant.

                   (d)  Unvested Options.  Upon termination of a
Participant's employment for any reason, all Options which have not theretofore vested (and which do not vest by reason of such termination of employment) shall be forfeited and canceled without any payment therefor.

               Section 9.  Termination of Employment.

           (a)  Company Call Right.

                 (i) Exercise of Call Right. If the employment of a Participant with the Company and its Subsidiaries terminates for any reason, the Company shall have a Call Right, exercisable for a period of 270 days following such termination of employment, with respect to all of the Vested Options and Option Shares beneficially owned by the Participant and any Permitted Transferees of the Participant. The Company may exercise its Call Right by giving written notice thereof to the Participant or such Permitted Transferee.

                (ii) Purchase Price. With respect to any exercise of the Company's Call Right as provided for in Section 9(a)(i), the Participant or his Permitted Transferee, as applicable, shall surrender to the Company all Vested Options and Option Shares, and the Company shall pay to the Participant as consideration therefor the following:

                       (A) In the event that the employment of a Participant is terminated by the Company or any of its Subsidiaries without Cause, by the Participant for Good Reason, or by reason of death, Permanent Disability or Retirement (or is terminated for any other reason following December 31, 2001), the Participant shall receive a payment equal to (i) in the case of Vested Options, the excess, if any, of the aggregate Applicable Value of the shares of Common Stock subject to such Vested Options over the aggregate
Option Price of such Options, and if such amount is zero or less, the Options shall be surrendered for cancellation without any consideration being paid therefor, and (ii) in the case of Option Shares, the aggregate Applicable Value of such Option Shares. The Applicable Value shall, for purposes of this
Section 9, be determined as of the date of termination of the Participant's employment.

                       (B) In the event that, on or prior to December 31, 2001, the Participant's employment is terminated by the Company or any of its Subsidiaries for Cause, or by the Participant other than for Good Reason, (i) the Participant's Vested Options shall be surrendered for cancellation without any consideration being paid therefor and (ii) the Participant shall receive a payment equal to the lower of (x) the aggregate Applicable Value of the Participant's Option Shares and (y) the aggregate Adjusted Purchase Price for such Option Shares.

           (b) Appraisal. If, in connection with the exercise by the Company of its Call Right under this Section 9, the Participant with respect to whose Options or Option Shares are subject to the Call Right reasonably believes that the Board of Directors' determination of Fair Market Value (if applicable) is not reasonable, then the Participant may challenge the Board of Directors' determination of such Fair Market Value by giving written notice to the Board of Directors no later than ten business days after receipt of notice of the purchase price which the Company intends to pay upon exercise of its Call Right. In such event, the Company shall engage at its own expense an appraisal or investment banking firm that is independent of the Company and its Affiliates to determine the Fair Market Value of the Common Stock for purposes of determining the purchase price to be paid by the Company;
provided, however, that if such a determination has been made by such an appraisal or investment banking firm less than one year prior to the date as of which the Fair Market Value of the Common Stock is to be determined, the Company shall not be required to engage any such firm and may, in its discretion, instead rely upon such earlier valuation. Any such appraisal or investment banking firm engaged by the Company shall be selected by the Board of Directors and shall be reasonably satisfactory to the Participant. The purchase price determined by such independent appraisal or investment banking firm shall be conclusive and binding on the parties. Anything in Section
10(a) to the contrary notwithstanding, if such an independent appraisal or investment firm is appointed, no payment shall be made in respect of the Company's repurchase of Vested Options or Option Shares pending the determination of the purchase price by such firm, and payment of such purchase price shall instead be made no later than the tenth business day following receipt by the Company of the report of such firm establishing such purchase price. If there has been an independent appraisal or determination of Fair Market Value by an independent appraisal or investment banking firm within the past year and the Fair Market Value so determined by the independent appraisal or investment banking firm exceeds the earlier Fair Market Value so determined by 10%, the costs of such firm shall be for the account of the Company; in all other cases, the costs of such firm shall be shared equally by the Company and the Participant, and the Company shall have the right to withhold such costs from any payment it makes in respect of its repurchase of Vested Options or Option Shares from the Participant.

               Section 10.  Additional Terms Relating to the Company's Call
Right.

           (a) Closing. The closing of any exercise of the Company's Call Right shall take place at the offices of the Company, or such other place as may be mutually agreed, not less than 15 nor more than 30 days after the date such Call Right is exercised. The date and time of closing shall be specified by the Company at the time it exercises the Call Right. At such closing, the Participant shall deliver consents to the surrender and cancellation of Vested Options and certificates for the Option Shares to be repurchased by the Company duly endorsed, or accompanied by written instruments of transfer in form reasonably satisfactory to the Company duly executed by the Participant, free and clear of any Encumbrances. The Company shall, subject to Section 10(b), pay the applicable purchase price for surrendered Vested Options or Option Shares in cash.

           (b) Financial Capability; Legal Limitations. Anything in the Common Plan or any Agreement to the contrary notwithstanding, to the extent that (i) the limitations or restrictions applicable to the Company or any of its Subsidiaries under the laws of the State of Delaware, the restrictions or limitations contained in the Company's Certificate of Incorporation or any other applicable law, rule or regulation or under the terms of any indebtedness for borrowed money of the Company or any of its Subsidiaries prohibit the Company from making any payment required under the Common Plan or any applicable Agreement with respect to an Option or Option Share or (ii) the Board of Directors shall determine in good faith that the Company is not financially capable of making any such payment, then the Company shall not be obligated to make payment at such time, and shall have the right to defer such payment until the Board of Directors reasonably determines that such limitations and restrictions no longer restrict the Company from making such deferred payment. Any amounts the payment of which is so deferred shall bear interest, compounded annually and calculated at a rate equal to the T-Bill
Rate plus 50 basis points per annum from the closing date for the repurchase of the Participant's Options and Option Shares and shall be paid (with interest) promptly after, and to the extent that, the Board of Directors determines that the limitations and restrictions referred to in the first sentence of this Section 10(b) no longer restrict such payment.
Notwithstanding a deferral of payment in accordance with this Section 10(b) for Vested Options or Option Shares in respect of which the Company shall have exercised its Call Right, the closing of any exercise of such Call Right shall take place as provided in Section 10(a), and the right of the Participant and his Permitted Transferees in respect of the Vested Options and Option Shares (other than the right to receive payment of amounts deferred and interest thereon in accordance with this Section 10(b)) shall terminate as of such closing.

               Section 11.  Effect of Certain Corporate Changes.

           (a) Dilution and Other Adjustments. In the event of a stock dividend or split, the Committee shall make any or all of the following adjustments as are necessary or advisable (the form of which shall be determined by the Committee in its sole discretion) to provide each Participant with a benefit equivalent to that which he would have been entitled to had such event not occurred: (i) adjust the number of Options granted to each Participant and the number of Options that may be granted generally pursuant to the Common Plan, (ii) adjust the Option Price of any Options and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Common Plan.

           (b) Effect of Reorganization. In the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated (each such event in (i), (ii) or (iii) being hereinafter referred to as a "Reorganization Event") or (iv) the Board of Directors shall propose that the Company enter into a Reorganization Event, then the Committee shall make upon consummation of such Reorganization Event any or all of the adjustments described in Section 11(a) as are necessary or advisable (the form of which shall be determined by the Committee in its sole discretion) to provide the Participant with a benefit equivalent to that which he would have been entitled to had such event not occurred.

               Section 12.  Miscellaneous.

           (a) No Rights to Grants or Continued Employment. No Participant shall have any claim or right to receive grants of Options under the Common Plan. Neither the Common Plan nor any action taken or omitted to be taken hereunder shall be deemed to create or confer on any Participant any right to be retained in the employ of the Company or any Subsidiary or other Affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other Affiliate thereof to determine the employment of such Participant at any time.

           (b) Right of Company to Assign Rights and Delegate Duties. The Company shall have the right to assign any of its rights and delegate any of its duties hereunder to any of its Affiliates.

           (c) Tax Withholding. The Company and its Subsidiaries shall have the right to require any individual entitled to receive shares of Common Stock pursuant to an Option to remit to the Company, prior to the delivery of any certificates evidencing such shares, any amount sufficient to satisfy any Federal, state or local tax withholding requirements. Prior to the Company's determination of such withholding liability, such individual may make an irrevocable election to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual. Such election may be denied by the Committee in its discretion, or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16(b) of the 1934 Act. The Company and its Subsidiaries shall also have the right to deduct from all cash payments made pursuant to the Common Plan or any applicable Agreement with any Federal, state or local taxes required to be withheld with respect to such payments.

           (d)  No Restriction on Right of Company to Effect Corporate
Changes. The Common Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

           (e) 1934 Act. Notwithstanding anything contained in the Common Plan or any Agreement to the contrary, if the consummation of any transaction under the Common Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the 1934 Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

               Section 13. Amendment. The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Common Plan in whole or in part. No termination or amendment of the Common Plan may, without the consent of the Participant to whom any Options shall previously have been granted, adversely affect the rights of such Participant in such Options; provided, however, that the Participant Committee (as hereinafter defined) shall have the authority to approve (without any further consent and which approval shall be binding on all Participants) any such alteration, amendment, suspension, termination or waiver of any of the rights of the Participants under the Common Plan or any Agreement or any outstanding Options so long as such alteration, amendment, suspension, termination or waiver is uniformly applicable to all Participants. As used herein, the "Participant Committee" means Stephen M. Dyott and successor members of such committee appointed by him.

               Section 14. Effective Date. The Common Plan shall be effective as of the Effective Time.

               Section 15. Termination. Unless previously terminated pursuant to Section 13 hereof, the Common Plan shall terminate on the tenth anniversary of the Effective Time, and no further Options may be awarded hereunder after such date.

               Section 16. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Common Plan.

               Section 17. Governing Law. The Common Plan and all rights hereunder shall be construed in accordance with and governed by laws of the State of New York.